Exhibit 10.5

JOINT FILING AGREEMENT

We, the signatories of the statement to which this Joint Filing Agreement is attached, hereby agree that such statement is filed, and any amendments thereto filed by any or all of us will be filed on behalf of each of us.

Dated: August 23, 2021	DEEP WATER HOLDINGS, LLC

/s/ Lawrence R. Simkins
Lawrence R. Simkins, Manager

Dated: August 23, 2021	WASHINGTON INVESTMENTS, LLC

/s/ Lawrence R. Simkins
Lawrence R. Simkins, Manager

Dated: August 23, 2021	THE ROY DENNIS WASHINGTON TRUST

/s/ Dennis R. Washington
Dennis R. Washington, Trustee

Dated: August 23, 2021	DENNIS R. WASHINGTON

/s/ Dennis R. Washington
Dennis R. Washington

Dated: August 23, 2021	THE KYLE ROY WASHINGTON 2014 TRUST

/s/ Christopher Hawks
Christopher Hawks, President, Copper Lion, Inc., Trustee

Dated: August 23, 2021	KYLE ROY WASHINGTON 2005 IRREVOCABLE TRUST CREATED UNDER AGREEMENT DATED JULY 15, 2005, INCLUDING ALL SUBSEQUENT AMENDMENTS, MODIFICATIONS AND RESTATEMENTS

/s/ Christopher Hawks
Christopher Hawks, President, Copper Lion, Inc., Trustee

Dated: August 23, 2021	THE KEVIN LEE WASHINGTON 2014 TRUST

/s/ Christopher Hawks
Christopher Hawks, President, Copper Lion, Inc., Trustee

Dated: August 23, 2021	COPPER LION, INC.

/s/ Christopher Hawks
Christopher Hawks, President, Copper Lion, Inc.